Financial loans and other payables	12 Months Ended
Dec. 31, 2017
Financial loans and other payables
Financial loans and other payables

18. Financial loans and other payables

	As at December 31,
Thousands of euros	2017	2016	2015
Non-current
Financial loans	4,595	5,568	7,879
Convertible notes (Ordinary note)	—	20,835	18,127
Convertible notes (Warrant)	—	2,379	13,337
Other payables	461	302	741

Non-current borrowings	5,056	29,084	40,084
Current
Current portion of financial loans	2,574	4,699	3,898
Convertible notes (Ordinary note)	17,780	713	713
Other financial liabilities	16,341	350	985

Current borrowings	36,695	5,762	5,596

Total	41,751	34,846	45,680

The Company’s current and non-current borrowings can mainly be detailed as follows:

•

Two loans received in different tranches over 2011 and 2013 from Madrid Network, presented within Financial loans, for an original amount of 5.9 million euros to finance the TiGenix SAU Phase III study for complex perianal fistulas in Crohn’s disease patients and to develop the potential of stem cells in autoimmune inflammatory diseases. The loans are scheduled to be repaid over a period of ten years starting in 2015 with an annual fixed interest rate of 1.46%. The outstanding amount for this facility at December 31, 2017 was 2.6 million euros of which 1.9 million euros are long term. These loans have been registered at an amortized cost using an annual interest rate of 21%.

•

Interest-free loans, presented within Financial loans, maturing in 2025 received from the Spanish government. These loans have an original amount of 3.2 million euros. The outstanding amount for this facility at December 31, 2017 was 1.2 million euros of which 0.9 million euros are long term. These loans have been registered at an amortized cost using an annual interest rate of 21%.

•

Kreos loan, presented within Financial loans, received in 3 tranches over 2014 of 5.0 million euros, 2.5 million euros and 2.5 million euros respectively. The loan will be repaid as from the first anniversary over a period of four years and has a fixed interest rate of 12.5%. The outstanding amount for this facility at December 31, 2017 was 1.2 million euros all of which are short term.

•

Interest-free loan from the Innpacto Program, presented within Financial loans. It has a term of 10 years, with a grace period of three years. In January 2012, the Company received the first annual instalment of the Innpacto loan amounting to 548 thousand euros. In 2013, the Company received two annual payments of the Innpacto loan, the first payment amounting to 457 thousand euros and second payment amounting to of 142 thousand euros. Outstanding amount for these facilities at December 31, 2017 was 0.5 million euros of which 0.4 million euros are long term. These loans have been registered at an amortized cost using an annual effective interest rates of 20.35% and 19.91%.

•

Three loans received in January 2016, December 2016 and December 2017 from the Ministry of Science, for an original amount of 0.3 million euros, 0.6 million euros and 0.6 million euros respectively to finance the Coretherapix chronic heart failure preclinical investigations. The loans will be repaid over a period of ten years starting in 2019, 2020 and 2021 respectively with an annual fixed interest rate of 0.329%. The outstanding amount for these facilities at December 31, 2017 was 1.3 million euros all of which are long term. These loans have been registered at an amortized cost using an annual interest rates of 4.97%, 3.03% and 2.70% respectively.

Some of these borrowings, were granted subject to the condition of maintaining specific covenants. As of December 31, 2017, 2016 and 2015 the Group was not in breach of any of its loan covenants. On March 6, 2015, the Company issued senior, unsecured convertible bonds due 2018 for a total principal amount of 25 million euros and with a nominal value of 100,000 euros per convertible bond. The bonds are convertible into fully paid ordinary shares of the Company and are guaranteed by the Company’s subsidiary, TiGenix SAU.

Unsecured. The bonds are unsecured, meaning that the holders of the bonds will not benefit from any security interests to secure the performance of the Company’s obligations under the bonds, except for the guarantee provided by TiGenix SAU, the coupon escrow and the negative pledge as further described.

Senior. The bonds will constitute senior obligations of the Company, meaning that the obligations of the Company will not be subordinated to the repayment of any other unsecured financial indebtedness of the Company. The bonds will rank at all times pari passu and rateably, without any preference among themselves, and equally with all other existing and future unsecured (subject to the coupon escrow and the negative pledge) and unsubordinated obligations of the Company.

Coupon escrow. An amount sufficient to pay the aggregate amount of interest to be paid on the bonds on the first four interest payment dates up to and including March 6, 2017 was transferred to an escrow account for the purpose of paying those four interest payments. This was a restricted account (this amount cannot be used for any other different purpose).

Negative pledge. The Company and its subsidiaries cannot issue debt instruments on the capital market.

Issue price / Redemption price / Coupon / Maturity. The bonds are issued and will be redeemed at 100% of their principal amount and have a coupon of 9% per annum, payable semi-annually in arrear in equal instalments on March 6 and September 6 of each year. The first interest payment date was on September 6, 2015. Maturity date is March 6, 2018.

Initial conversion price. The initial conversion price has been set at 0.9414 euros. At this initial conversion price, the bonds were convertible into 26,556,192 fully paid ordinary shares of the Company. Following the private placement by the Company of 25,000,000 new shares at an issue price of 0.95 euros per new share announced on March 10, 2016, the calculation agent appointed for the bonds has determined that the conversion price had to be adjusted from its previous level of 0.9414 euros to the new level of 0.9263 euros per TiGenix share. At this adjusted conversion price, the bonds were convertible into 26,989,096 fully paid ordinary shares of the Company. This conversion price adjustment became effective on March 14, 2016.

Following the announcement by the Company on December 15, 2016 of the pricing of its initial public offering in the United States (the “Offering”), totalling US$ 35.65 million from the sale of 2,300,000 American Depositary Shares (“ADSs”) representing 46,000,000 new Ordinary Shares at an issue price of US$ 15.50 per ADS, and, in connection with the Offering, the granting by the Company to the underwriters of a 30-day option to purchase up to an additional 345,000 ADSs representing 6,900,000 new Ordinary Shares, with cancellation of the preferential subscription rights for the existing shareholders of the Company, the Calculation Agent determined that the Conversion Price had to be adjusted from its previous level of € 0.9263 to the new level of € 0.8983 per Ordinary Share (after rounding in accordance with Condition 6.6 of the Terms and Conditions of the Bonds). The Conversion Price adjustment became effective on December 20, 2016.

Conversion period. The bonds are convertible into shares of the Company during the period from April 16, 2015 until approximately 10 dealing days prior to the final maturity date or, in the case of an earlier redemption, the date falling 10 dealing days prior to the relevant redemption date.

Conversion price reset. As from March 7, 2016, the conversion price shall be adjusted so as to equal the greater of (i) the arithmetic average of the daily volume weighted average price (“VWAP”) of the Company’s share on each dealing day in the “reset period”, and (ii) 80% of the arithmetic average of the conversion price in effect on each dealing day in the “reset period”, whereby “reset period” means the 20 consecutive dealing days ending on the fifth dealing day prior to March 7, 2016, provided that no adjustment will be made if such adjustment would result in an increase to the conversion price. At March 7, 2016 the conversion price was maintained at its original value as an adjustment based on the conversion price reset formula would have resulted in an increase of the conversion price. On March 14, 2016, as a result of the private placement, the conversion price for the 9% senior unsecured convertible bonds due 2018 was adjusted from its previous level of 0.9414 euros to the level of 0.9263 euros per share. On December 20, 2016 the conversion price was adjusted from its previous level of 0.9263 euros per share to the new level of 0.8983 euros per share as a consequence of the initial public offering of the Company in the United States.

Issuer call option. If at any time after March 27, 2017, the share price on each of at least 20 dealing days within a period of 30 consecutive dealing days ending not earlier than 7 dealing days prior to the giving of a notice of redemption shall have been at least 130% of the applicable conversion price in effect on each such dealing day, by giving a notice, the Company may redeem all, but not some only, of the bonds at their principal amount (plus accrued interest) within not less than 30 and not more than 60 days of the date of the notice of redemption.

Clean-up call. The Company may redeem all, but not some only, of the outstanding bonds at their principal amount (plus accrued interest) at any time if less than 15% of the aggregate principal amount of the bonds originally issued remains outstanding, by giving not less than 30 and not more than 60 days’ notice.

Anti-dilution protection. The bonds are issued subject to standard anti-dilution protection dealing with, inter alia, share consolidations, share splits, rights issues, capital distributions and bonus issues.

Dividend protection. The bonds benefit from full dividend protection through adjustment of the conversion price for any distribution in cash or shares.

Change of control protection. Upon the occurrence of a change of control (i.e. when one or several individuals or legal entities acting alone or in concert acquire, directly or indirectly, more than 30% of the share capital or voting shares of the Company), bondholders may require the Company to redeem their bonds at the principal amount, plus accrued interest. In addition, the conversion price of the bonds shall be temporarily adjusted downwards in accordance with a market standard formula for a period of 60 days.

Transferability. The bonds are freely transferable.

Lock-up. The Company agreed, subject to certain customary exceptions, not to issue or dispose of ordinary shares, convertible bonds, warrants or related securities during a period of 90 days after March 6, 2015.

Governing law. The bonds are governed by English law, except for the provisions relating to meetings of bondholders and any matter relating to the dematerialized form of the bonds, which are governed by Belgian law.

Issuance costs amounted to 1.1 million euros and have been allocated to the ordinary note and the warrant in proportion to their values (0.7 million euros and 0.4 million euros, respectively). In the case of the warrant, issuance costs have been recognized in profit or loss on initial recognition, following IAS 39.

At issuance, the Instrument had a nominal value of 25 million euros, being the fair value of the warrant 7.9 million euros and the amortized cost of the ordinary note 16.4 million euros.

On November 10, 2017 the Company converted 7 million euros of the senior unsecured convertible bonds into 7,792,496 shares.

As at December 31, 2017 the fair value of the warrant (18 million euros of loan) amounts to 16.3 million euros (in other financial liabilities) and the amortized cost (with an effective interest rate of 28.06%) of the ordinary note to 17.8 million euros.

As at December 31, 2016 the fair value of the warrant (25 million euros of loan) amounted to 2.4 million euros (13.3 million euros at December 31, 2015) and the amortized cost (with an effective interest rate of 28.06%) of the ordinary note to 21.5 million euros.

The fair value of the government loans at below market rate interest represented in the table above for the periods 2015-2014, has been calculated based on a discount rate of 21% reflecting the market credit risk for a company such as TiGenix in a similar development stage. This market credit risk was determined considering the effective interest from the Kreos loan, which was signed at the end of December 2013 but only into force since February 2014, and the market yields of similar companies.

Other financial liabilities in 2016 and 2015 relate to the warrants issued as a consideration for the Kreos loan for an amount of 350 thousand euros in 2016. The warrant plan consisted of 1,994,302 warrants that were issued with an exercise price of 0.75 euros exercisable immediately and which expire in April 2019. The warrants also include a put option that authorizes Kreos Capital IV (Expert Fund) to return the warrants to the Company and to settle the warrants in cash under certain circumstances. In May 2015, Kreos Capital exercised this option and executed one third of the warrants (€163,333), the remaining put options lapsed in January 2016. The amount in other financial liabilities at December 31, 2016 recognizes the fair value of remaining warrants at that date. As explained in note 17.1, on December 19, 2017 Kreos exercised its right to convert the remaining warrants (1,329,535). The impact was recognized in equity and consequently the fair value of the warrans are not recognized at December 31, 2017.

The evolution of the net debt during the year 2017 is as follows:

	December 31, 2017	December 31, 2016
Cash and cash equivalents	34,063	77,969
Borrowings- repayable within one year	(36,695)	(5,762)
Borrowings- repayable after one year	(4,551)	(28,782)

Net Debt	(7,183)	43,425

Cash and liquid investments	34,063	77,969
Gross Debt - Fixed Interest Rates	(41,246)	(34,544)

Net Debt	(7,183)	43,425

The reconciliation of the net cash flow to the movement in net debt is as follows:

December 31, 2017
Net (decrease)/increase in cash and cash equivalents	(43,906)
Net (increase)/decrease in debt and lease financing	6,930
Non-cash movements:
— Financial liabilities/interests accrued	(6,764)
— Fair value changes	(14,624)
— Reclassification to Equity	7,756

Net (increase)/decrease in liabilities from financing	(6,702)
Movement in net (debt)/cash in the period	(50,608)
Opening net cash/(debt)	43,425

Closing net (debt)/cash	(7,183)